EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------




As independent public accountants, we hereby consent to the incorporation of our report, dated November 11, 1999, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-39090, 33-62966, 33-52319, 33-57683, 333-21503, 333-62319 and 333-84409).



                                                  ARTHUR ANDERSEN LLP



Roseland, New Jersey
December 20, 1999